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                       NOTICE OF GUARANTEED DELIVERY FOR
                          ESQUIRE COMMUNICATIONS LTD.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Esquire Communications Ltd. (the 'Company') made pursuant to the Prospectus dated May 9, 1997 (the 'Prospectus') and the accompanying Letter of Transmittal, if certificates for the Warrants are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date of the Exchange Offer or if the procedures for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Exchange Agent.

                 TO: CONTINENTAL STOCK TRANSFER & TRUST COMPANY

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
              By Mail:                       By: Overnight Courier:                       By Hand:
             2 Broadway                            2 Broadway                            2 Broadway
      New York, New York 10004              New York, New York 10004                     19th Floor
Attention: Reorganization Department  Attention: Reorganization Department        New York, New York 10004
   (registered or certified mail                                            Attention: Reorganization Department
            recommended)
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                                 By Facsimile:
                                  212-509-5150
                        (For Eligible Institutions Only)
                              Confirm by telephone
                          212-509-4000, extension 535

          DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS
      OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A
           FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH
                  ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the Warrants set forth below, pursuant to the guaranteed delivery procedure described in the Prospectus.

Signature(s)  ..................................................................

 ................................................................................

Name(s)  .......................................................................

 ................................................................................
                              PLEASE TYPE OR PRINT

Warrant Nos. (if available)  ...................................................

Number of Warrants  ............................................................

Address  .......................................................................

 ................................................................................

Area Code and Tel. No.(s)  .....................................................

If Warrants will be delivered by book-entry transfer, check one box and provide account number.
[ ] The Depository Trust Company
[ ] Midwest Securities Trust Company
[ ] Philadelphia Depository Trust Company

Account Number:  ...............................................................


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                                   GUARANTEE

     The undersigned, a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an 'Eligible Institution'), hereby guarantees that either the certificates representing the Warrants tendered hereby, in proper form for transfer, or timely confirmation of the book-entry transfer of such Warrants into the Exchange Agent's account at the Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company, in each case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above, no later than three business days after the delivery of this Notice.

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
 .......................................................  ........................................................
                          AUTHORIZED SIGNATURE                                  NAME OF FIRM

 .......................................................  ........................................................
                                   ADDRESS                                         TITLE

 .......................................................  ........................................................
                                   ZIP CODE                                 PLEASE TYPE OR PRINT

 .......................................................  Dated  .................................................
                        AREA CODE AND TEL. NO.
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